UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 _____________________
FORM 8-K
 _____________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 15, 2019
(Date of earliest event reported)
 _________________________________________
NAUTILUS, INC.
(Exact name of registrant as specified in its charter)

  __________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 SE 6th Way Vancouver, Washington 98683
(Address of principal executive offices and zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

NAUTILUS, INC.
FORM 8-K

Item 2.02	Results of Operations and Financial Condition

On January 17, 2019, Nautilus, Inc. (the “Company”) issued a public letter to investors revising its guidance for its fourth fiscal quarter and fiscal year ended December 31, 2018. A copy of the Company’s letter is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 15, 2019, the Company and William B. McMahon, the Company’s Chief Operating Officer, determined that, effective as of the January 18, 2019, Mr. McMahon will step down from his position as Chief Operating Officer and become a Special Assistant to the Chief Executive Officer due to a health condition.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1	Letter to investors issued by Nautilus, Inc. on January 17, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

January 17, 2019	By:	/s/ Sidharth Nayar
Date		Sidharth Nayar
Chief Financial Officer
(Principal Financial and Accounting Officer)